SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 30, 2003



                   CE Casecnan Water and Energy Company, Inc.

             (Exact name of registrant as specified in its charter)




                       Philippines 1-12995 Not Applicable
 ------------------------------------------------------------------------------
             (State or other jurisdiction (Commission (IRS Employer of
               incorporation) File Number) Identification No.)




                24th Floor, 6750 Building, Ayala Avenue, Makati,
                     Metro Manila Philippines Not Applicable
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (632) 892-0276


                                       N/A
         (Former name or former address, if changed since last report.)



ITEM 5.  OTHER EVENTS.

     The Philippine National Irrigation Administration ("NIA") has filed its Answer and Counterclaim and a Supplemental Counterclaim in the international arbitration commenced by CE Casecnan Water and Energy Company, Inc. ("CE Casecnan") last year seeking to compel NIA to perform its contractual obligation to reimburse certain taxes paid by CE Casecnan during construction of the Casecnan Multipurpose Irrigation Project ("Project"). Under the terms of the project agreement with CE Casecnan, NIA has the option of timely reimbursing CE Casecnan directly for certain taxes CE Casecnan has paid. If NIA does not so reimburse CE Casecnan, the taxes paid by CE Casecnan result in an increase in the Water Delivery Fee. The payment of certain other taxes by CE Casecnan results automatically in an increase in the Water Delivery Fee. NIA agreed to compensate CE Casecnan for the taxes it paid the government during the five years of construction and for certain taxes it will pay during operations. NIA is required to compensate CE Casecnan for its investment in respect of such taxes as part of the tariff structure. As previously disclosed, CE Casecnan commenced the arbitration in August 2002 as a result of non-payment of the portion of the Water Delivery Fee attributable to the taxes falling within the scope of such provisions of the project agreement.

     On March 31, 2003, NIA filed its Answer and Counterclaim to CE Casecnan's arbitration claim, denying liability for any tax reimbursement and seeking payment of $7.1 million in liquidated damages that NIA alleges are payable by CE Casecnan for alleged late completion of the Project. On April 23, 2003, NIA filed a Supplemental Counterclaim alleging that the project agreement is contrary to Philippine law and public policy and, requesting the arbitral tribunal to declare the project agreement void ab initio or voidable. Alternatively, if not declared void ab initio or voidable, NIA requests that the arbitral tribunal reform the terms of the project agreement to remedy the alleged defects in its terms.

     Separately, on April 24, 2003, Standard & Poor's downgraded the credit rating of the Casecnan Project to "BB" from "BB+". The downgrade was a result of the downgrade of the Philippine sovereign debt by Standard & Poor's and does not reflect the filing of NIA's supplemental counterclaim. A copy of the Standard & Poor's press release is attached hereto as Exhibit 1.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant, CE Casecnan, to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements, including expectations regarding the future results of operations of the Registrant. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, litigation and arbitration uncertainties, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, incorporated herein by reference, for a description of such factors. The Registrant assumes no responsibility to update forward-looking information contained herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 - Standard & Poor's Press Release dated April 24, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CE Casecnan Water and Energy Company, Inc.



Date:  April 30, 2003                 By:    /s/  Paul J. Leighton
                                                  Paul J. Leighton
                                                  Assistant Secretary

                                                            EXHIBITS INDEX

Exhibit
Number       Exhibit

99.1         Standard & Poor's Press Release dated April 24, 2003

         For Immediate Release
         April 24, 2003

         Contact:
         Nerys Williams (Media), Hong Kong (852) 2533 3515
         Ada Fong (Media), Hong Kong (852) 2533 3527
         Mary Ellen Olson, Hong Kong (852) 2533 3539
         Raymond Woo, Hong Kong (852) 2533 3526
         Ee-Lin Tan, Singapore (65) 6239 6394

              Philippine Corporates Lowered Following Sovereign Action

       HONG KONG --Standard & Poor's Ratings Services said today that it had lowered its local currency rating on Philippine electricity generation and transmission company National Power Corp. (Napocor) to 'BBB-' and its foreign currency rating on the company to 'BB' following a recent change in the ratings on the Republic of the Philippines (local currency rating, BBB/Stable/A-3; foreign currency rating, BB/Stable/B).

       At the same time, Standard & Poor's lowered its foreign currency ratings on two independent power producers, Bauang Private Power Corp. (Bauang) and CE Casecnan Water and Energy Co. Inc. (Casecnan) to 'BB' from 'BB+'.

       The outlooks on the ratings on Napocor, Bauang, and Casecnan have all been revised to stable from negative, in line with that on the sovereign.

       In addition, Standard & Poor's has revised its outlook on the foreign currency rating on Globe Telecom Inc., one of two leading providers of wireless communications services in the Philippines, to stable from positive, in line with that on the foreign currency rating on the sovereign. The 'BB' corporate credit rating on Globe Telecom and the positive outlook on its local currency rating, however, remain unchanged.

       The rating change on the sovereign reflects the government's growing debt burden and fiscal rigidity. The stable outlook on the rating reflects Standard & Poor's expectation that the Philippine government will slowly stabilize the erosion of public finances witnessed over the past few years.


         About Standard & Poor's
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       data, analytical research and investment and credit opinions to the
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       INSTO, for the third year running. Additional information is available at
       www.standardandpoors.com.